UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2018 (June 7, 2018)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 SOUTH MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreements

Amendment of AWS-3 Auction Agreements

On June 7, 2018, in light of the Order on Remand (as defined below), DISH Network Corporation (the “Corporation”) and its wholly-owned subsidiaries, American AWS-3 Wireless II L.L.C. (“American II”) and American AWS-3 Wireless III L.L.C. (“American III”), entered into certain amendments and restatements of certain Northstar operative agreements and certain SNR operative agreements, with Northstar Wireless, LLC (“Northstar Wireless”), SNR Wireless LicenseCo, LLC (“SNR Wireless”), respectively, and certain other entities directly or indirectly holding interests in Northstar Wireless and SNR Wireless.  The summary below does not purport to be complete and is qualified in its entirety by reference to the provisions of the various agreements.

AWS-3 Auction

•                 Non-Controlling Investments

As previously disclosed in its public filings, the Corporation, through its wholly-owned subsidiaries American II and American III, made over $10 billion in certain non-controlling investments in Northstar Spectrum, LLC (“Northstar Spectrum”), the parent company of Northstar Wireless, and in SNR Wireless Holdco, LLC (“SNR Holdco”), the parent company of SNR Wireless, respectively.  Northstar Wireless and SNR Wireless each filed applications with the Federal Communications Commission (the “FCC”) to participate in Auction 97 (the “AWS-3 Auction”) for the purpose of acquiring certain AWS-3 Licenses.  Each of Northstar Wireless and SNR Wireless applied to receive bidding credits of 25% as designated entities under applicable FCC rules.

Northstar Wireless was the winning bidder for AWS-3 Licenses with gross winning bid amounts totaling approximately $7.845 billion, which, after taking into account a 25% bidding credit, was approximately $5.884 billion.  SNR Wireless was the winning bidder for AWS-3 Licenses with gross winning bid amounts totaling approximately $5.482 billion, which, after taking into account a 25% bidding credit, was approximately $4.112 billion.

•                 FCC Order

On August 18, 2015, the FCC released a Memorandum Opinion and Order, FCC 15-104 (the “Order”) in which the FCC determined, among other things, that the Corporation has a controlling interest in, and is an affiliate of, Northstar Wireless and SNR Wireless, and therefore the Corporation’s revenues should be attributed to them, which in turn makes Northstar Wireless and SNR Wireless ineligible to receive the 25% bidding credits (approximately $1.961 billion for Northstar Wireless and $1.370 billion for SNR Wireless).

•                 October 2015 Arrangements

On October 1, 2015, the Corporation, American II, American III, Northstar Wireless, SNR Wireless, and certain other entities holding certain interests in Northstar Wireless and SNR Wireless, in light of, and subject to, the litigation arising from the Order, entered into a series of arrangements with respect to the AWS-3 Licenses that included, among other things, a notification from Northstar Wireless and SNR Wireless to the FCC that they would not be paying the gross winning bid amounts on certain AWS-3 Licenses.  As a result, the FCC retained those AWS-3 Licenses and Northstar Wireless and SNR Wireless paid the FCC an additional interim payment of approximately $334 million and $182 million, respectively, as further described in letters exchanged between Northstar Wireless, SNR Wireless and the FCC Wireless Bureau, as discussed in the Corporation’s public filings.

•                 D.C. Circuit Court Opinion

On August 29, 2017, the United States Court of Appeals for the District of Columbia Circuit (the “D.C. Circuit”) in SNR Wireless LicenseCo, LLC, et al. v. Federal Communications Commission, 868 F.3d 1021 (D.C. Cir. 2017) (the “Appellate Decision”) affirmed the Order in part and remanded the matter to the FCC to give Northstar Wireless and SNR Wireless an opportunity to seek to negotiate a cure of the issues identified by the FCC in the Order (a “Cure”). On January 26, 2018, SNR Wireless and Northstar Wireless filed a petition for a writ of certiorari, asking the United States Supreme Court to hear an appeal from the Appellate Decision. We cannot predict with any degree of certainty the timing or outcome of these proceedings.

•                 Order on Remand

On January 24, 2018, the FCC released an Order on Remand, DA 18-70 (the “Order on Remand”) purporting to establish a procedure to afford Northstar Wireless and SNR Wireless the opportunity to implement a Cure pursuant to the Appellate Decision. The Order on Remand provides that Northstar Wireless and SNR Wireless each have until April 24, 2018 to file the necessary documentation to demonstrate that, in light of such changes, each of Northstar Wireless and SNR Wireless qualifies for the very small business bidding credit that it sought in the AWS-3 Auction. Additionally, the Order on Remand provides that if either Northstar Wireless or SNR Wireless needs additional time to negotiate new or amended agreements, it may request to extend the deadline for such negotiations for an additional 45 days (extending the deadline to June 8, 2018).  On April 16, 2018, the FCC approved Northstar Wireless’ and SNR Wireless’ requests to extend the deadline for such negotiations for an additional 45 days to June 8, 2018.  SNR Wireless and Northstar Wireless have submitted seven separate requests for meetings with the FCC regarding a Cure.  To date, with the lone exception of the Office of Commissioner Mignon Clyburn, the parties have been refused an audience with the Commissioners and staff of the FCC.  SNR Wireless and Northstar Wireless have filed a Joint Application for Review of the Order on Remand, which remains pending.  We cannot predict with any degree of certainty the timing or outcome of these proceedings.

Amendment of Northstar Operative Agreements

•                 Amendment of the Northstar LLC Agreement

On March 31, 2018, American II, Northstar Spectrum, the parent of Northstar Wireless, and Northstar Manager, LLC (“Northstar Manager”) amended and restated the First Amended and Restated Limited Liability Company Agreement, dated October 13, 2014, by and among American II, Northstar Spectrum, and Northstar Manager, to, among other things: (i) exchange $6,870,492,660 of the amounts outstanding and owed by Northstar Wireless to American II pursuant to the Northstar Credit Agreement (as defined below) for 6,870,493 Class A Preferred Interests in Northstar Spectrum (the “Northstar Preferred Interests”); (ii) replace the existing investor protection provisions with the investor protections described by the FCC in Baker Creek Communications, LLC, Memorandum Opinion and Order, 13 FCC Rcd 18709, 18715 (1998); (iii) delete the obligation of Northstar Manager to consult with American II regarding budgets and business plans; and (iv) remove the requirement that Northstar Spectrum’s systems be interoperable with those of the Corporation.  The Northstar Preferred Interests: (a) are non-voting; (b) have a 12 percent mandatory quarterly distribution, which can be paid in cash or additional face amount of Northstar Preferred Interests at the sole discretion of Northstar Manager; and (c) have a liquidation preference equal to the then-current face amount of the Northstar Preferred Interests plus accrued and unpaid mandatory quarterly distributions in the event of certain liquidation events or deemed liquidation events (e.g., a merger or dissolution of Northstar Spectrum, or a sale of substantially all of Northstar Spectrum’s assets).  As a result of the exchange noted in (i) above, a principal amount of $500,000,000 of debt remains under the Northstar Credit Agreement, as described below.

On June 7, 2018, American II, Northstar Spectrum, and Northstar Manager amended and restated the Second Amended and Restated Limited Liability Company Agreement, dated March 31, 2018, by and among American II, Northstar Spectrum, and Northstar Manager, to, among other things: (i) reduce the mandatory quarterly distribution for the Northstar Preferred Interests from 12 percent to 8 percent from and after June 7, 2018; (ii) increase the window for Northstar Manager to “put” its interest in Northstar Spectrum to Northstar Spectrum after October 27, 2020 from 30 days to 90 days; (iii) provide an additional 90-day window for Northstar Manager to put its interest in Northstar Spectrum to Northstar Spectrum commencing on October 27, 2021; (iv) provide a right for Northstar Manager to require an appraisal of the fair market value of its interest in Northstar Spectrum at any time from October 27, 2022 through October 27, 2024, coupled with American II having the right to accept the offer to sell from Northstar Manager; (v) allow Northstar Manager to sell its interest in Northstar Spectrum without American II’s consent any time after October 27, 2020 (previously October 27, 2025); (vi) allow Northstar Spectrum to conduct an initial public offering without American II’s consent any time after October 27, 2022 (previously October 27, 2029); (vii) remove American II’s rights of first refusal with respect to Northstar Manager’s sale of its interest in Northstar Spectrum or Northstar Spectrum’s sale of any AWS-3 Licenses; and (viii) remove American II’s tag along rights with respect to Northstar Manager’s sale of its interest in Northstar Spectrum.

•                 Amendment of the Northstar Wireless Credit Agreement

On March 31, 2018, American II, Northstar Wireless, and Northstar Spectrum amended and restated the First Amended and Restated Credit Agreement, dated October 13, 2014, by and among American II, as lender, Northstar Wireless, as borrower, and Northstar Spectrum, as guarantor (as amended, the “Northstar Credit Agreement”), to, among other things: (i) lower the interest rate on the remaining $500,000,000 principal balance under the Northstar Credit Agreement from 12 percent per annum to six percent per annum; (ii) eliminate the higher interest rate that would apply in the case of an event of default; and (iii) modify and/or remove certain obligations of Northstar Wireless to prepay the outstanding loan amounts.

On June 7, 2018, American II, Northstar Wireless, and Northstar Spectrum amended and restated the Northstar Credit Agreement to, among other things: (i) extend the maturity date on the remaining loan balance from seven years to ten years; and (ii) remove the obligation of Northstar Wireless to obtain American II’s consent for unsecured financing and equipment financing in excess of $25,000,000.

•                 Termination of Northstar Management Services Agreement

On March 31, 2018, American II and Northstar Wireless terminated the Management Services Agreement, dated September 12, 2014, by and between American II and Northstar Wireless, which contemplated, among other things, that American II would provide certain management services to Northstar Wireless.

•                 Termination of Northstar Trademark License Agreement

On March 31, 2018, DISH Network L.L.C. (“DISH Network”) and Northstar Wireless terminated the Trademark License Agreement, dated September 12, 2014, by and between DISH Network and Northstar Wireless, which contemplated, among other things, that DISH Network would license to Northstar Wireless the trademarks owned, maintained and/or developed by DISH Network.

Amendment of SNR Operative Agreements

•                 Amendment of the SNR LLC Agreement

On March 31, 2018, American III, SNR Holdco, the parent of SNR Wireless, SNR Wireless Management, LLC (“SNR Management”), and John Muleta amended and restated the First Amended and Restated Limited Liability Company Agreement, dated October 13, 2014, by and among American III, SNR Holdco, SNR Management and John Muleta, to, among other things: (i) exchange $5,065,414,940 of the amounts outstanding and owed by SNR Wireless to American III pursuant to the SNR Credit Agreement (as defined below) for 5,065,415 Class A Preferred Interests in SNR Holdco (the “SNR Preferred Interests”); (ii) replace the existing investor protection provisions with the investor protections described by the FCC in Baker Creek Communications, LLC, Memorandum Opinion and Order, 13 FCC Rcd 18709, 18715 (1998); (iii) delete the obligation of SNR Management to consult with American III regarding budgets and business plans; and (iv) remove the requirement that SNR Management’s systems be interoperable with those of the Corporation.  The SNR Preferred Interests: (a) are non-voting; (b) have a 12 percent mandatory quarterly distribution, which can be paid in cash or additional face amount of SNR Preferred Interests at the sole discretion of SNR Management; and (c) have a liquidation preference equal to the then-current face amount of the SNR Preferred Interests plus accrued and unpaid mandatory quarterly distributions in the event of certain liquidation events or deemed liquidation events (e.g., a merger or dissolution of SNR Holdco, or a sale of substantially all of SNR Holdco’s assets).  As a result of the exchange noted in (i) above, a principal amount of $500,000,000 of debt remains under the SNR Credit Agreement, as described below.

On June 7, 2018, American III, SNR Holdco, SNR Management, and John Muleta amended and restated the Second Amended and Restated Limited Liability Company Agreement, dated March 31, 2018, by and among American III, SNR Holdco, SNR Management and John Muleta, to, among other things: (i) reduce the mandatory quarterly distribution for the SNR Preferred Interests from 12 percent to 8 percent from and after June 7, 2018; (ii) increase the window for SNR Management to “put” its interest in SNR Holdco to SNR Holdco after October 27, 2020 from 30 days to 90 days; (iii) provide an additional 90-day window for SNR Management to put its interest in SNR Holdco to SNR Holdco commencing on October 27, 2021; (iv) provide a right for SNR Management to require an appraisal of the fair market value of its interest in SNR Holdco at any time from October 27, 2022 through October 27, 2024, coupled with American III having the right to accept the offer to sell from SNR Management; (v) allow SNR Management to sell its interest in SNR Holdco without American III’s consent any time after October 27, 2020 (previously October 27, 2025); (vi) allow SNR Holdco to conduct an initial public offering without American III’s consent any time after October 27, 2022 (previously October 27, 2029); (vii) remove American III’s rights of first refusal with respect to SNR Management’s sale of its interest in SNR Holdco or SNR Holdco’s sale of any AWS-3 Licenses; and (viii) remove American III’s tag along rights with respect to SNR Management’s sale of its interest in SNR Holdco.

•                 Amendment of the SNR Credit Agreement

On March 31, 2018, American III, SNR Wireless, and SNR Holdco amended and restated the First Amended and Restated Credit Agreement, dated October 13, 2014, by and among American III, as lender, SNR Wireless, as borrower, and SNR Holdco, as guarantor (as amended, the “SNR Credit Agreement”), to, among other things: (i) lower the interest rate on the remaining $500,000,000 principal balance under the SNR Credit Agreement from 12 percent per annum to six percent per annum; (ii) eliminate the higher interest rate that would apply in the case of an event of default; and (iii) modify and/or remove certain obligations of SNR Wireless to prepay the outstanding loan amounts.

On June 7, 2018, American III, SNR Wireless, and SNR Holdco amended and restated the SNR Credit Agreement to, among other things: (i) extend the maturity date on the remaining loan balance from seven years to ten years; and (ii) remove the obligation of SNR Wireless to obtain American III’s consent for unsecured financing and equipment financing in excess of $25,000,000.

•                 Termination of SNR Management Services Agreement

On March 31, 2018, American III and SNR Wireless terminated the Management Services Agreement, dated September 12, 2014, by and between American III and SNR Wireless, which contemplated, among other things, that American III would provide certain management services to SNR Wireless.

•                 Termination of SNR Trademark License Agreement

On March 31, 2018, DISH Network and SNR Wireless terminated the Trademark License Agreement, dated September 12, 2014, by and between DISH Network and SNR Wireless, which contemplated, among other things, that DISH Network would license to SNR Wireless the trademarks owned, maintained and/or developed by DISH Network.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION

Date: June 8, 2018	By:	/s/Timothy A. Messner
Timothy A. Messner
Executive Vice President and General Counsel

DISH DBS CORPORATION

Date: June 8, 2018	By:	/s/Timothy A. Messner
Timothy A. Messner
Executive Vice President and General Counsel